                                                                    Exhibit 99.2


                            PERSONAL CARE HOLDINGS, INC.
                                  AND SUBSIDIARIES

               UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                 DECEMBER 27, 1997

                            PERSONAL CARE HOLDINGS, INC.
                                  AND SUBSIDIARIES
                        CONDENSED CONSOLIDATED BALANCE SHEET
                             (Unaudited, in thousands)

ASSETS                                            December 27,
                                                     1997
                                                   --------
Current Assets:
     Cash and cash equivalents                     $    551
     Accounts receivable, net                        13,970
     Inventories                                     15,702
     Prepaid expenses and other current assets          335
     Deferred tax assets                              1,059
                                                   --------
     Total current assets                            31,617

Property and equipment                               18,917
Other assets                                          2,916
Goodwill                                             75,466
                                                   --------
     Total assets                                  $128,916
                                                   --------
                                                   --------
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion of long-term debt             $  5,000
     Accounts payable and accrued expenses           17,318
                                                   --------
     Total current liabilities                       22,318

Long-term debt, excluding current portion            60,500
Deferred tax liabilities                              2,602
                                                   --------
     Total liabilities                               85,420

Stockholders' equity:
Common Stock, $0.01 par value, authorized
     1,300,000 shares; issued and
     outstanding 1,003,123 shares                        10
Additional paid-in capital                           40,450
Retained earnings                                     3,036
                                                   --------
     Total stockholders' equity                      43,496
                                                   --------
     Total liabilities and stockholders' equity    $128,916
                                                   --------
                                                   --------

        See accompanying condensed notes to consolidated financial statements.

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                            PERSONAL CARE HOLDINGS, INC.
                                  AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                             (Unaudited, in thousands)

                                                     Nine Month Period Ended
                                                   ---------------------------
                                                   December 27,   December 26,
                                                      1997           1996
                                                    --------       --------

Net sales                                            $90,987       $ 80,443
Cost of goods sold                                    66,681         52,937
                                                    --------       --------
     Gross profit                                     24,306         27,506

Selling, general and administrative expenses          15,380         24,939
                                                    --------       --------
     Operating profit                                  8,926          2,567

Other expenses:
     Interest expense, net                             4,364          4,904
     Other (income) and expense                           36            (10)
                                                    --------       --------
          Earnings (loss) from operations
          before income taxes and
          extraordinary gain                           4,526         (2,327)
Income tax expense (benefit)                           1,795           (848)
                                                    --------       --------
     Earnings (loss) before extraordinary
          gain                                         2,731         (1,479)
Extraordinary gain on early extinguishment
     of debt, net of $585 of tax expense                 915             --
                                                    --------       --------

     Net earnings (loss)                            $  3,646       $ (1,479)
                                                    --------       --------
                                                    --------       --------

        See accompanying condensed notes to consolidated financial statements.


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                            PERSONAL CARE HOLDINGS, INC.
                                  AND SUBSIDIARIES
                          CONDENSED CONSOLIDATED STATEMENT
                         OF CHANGES IN STOCKHOLDERS' EQUITY
                     NINE MONTH PERIOD ENDED DECEMBER 27, 1997
                             (Unaudited, in thousands)


                                          Additional
                                  Common   Paid-in     Accumulated
                                  Stock    Capital       Deficit     Total
                                  -----    -------       -------     -----

Balance, March 29, 1997           $10      $40,360      $ (610)     $39,760
     Issuance of shares of
       common stock                --           90          --           90
     Net earnings                  --           --       3,646        3,646
                                  ---      -------      ------      -------

Balance, December 27, 1997        $10      $40,450      $3,036      $43,496
                                  ---      -------      ------      -------
                                  ---      -------      ------      -------

        See accompanying condensed notes to consolidated financial statements.

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                            PERSONAL CARE HOLDINGS, INC.
                                  AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited, in thousands)

                                                     Nine Month Period Ended
                                                     -----------------------
                                                     December 27,  December 26,
                                                        1997         1996
                                                       -------      -------
Cash flows provided by operating activities:
     Net earnings (loss)                                $3,646      $(1,479)
     Non-cash items included in earnings:
          Depreciation and amortization                  3,174        3,055
          Deferred income taxes                          1,856        1,197
          Loss on disposal of fixed assets                  --          145
     (Increase) Decrease in working capital items       (3,220)      10,118
                                                       -------      -------
          Net cash flows provided by operations          5,456       13,036
                                                       -------      -------
Cash flows used in investing activities:
     Purchase of property and equipment                 (1,687)      (1,930)
                                                       -------      -------

          Net cash flows used in investing activities   (1,687)      (1,930)
                                                       -------      -------

Cash flows used in financing activities:
    Repayment of Reckitt & Colman term loan            (15,000)          --
     Net borrowings (repayments) under
        credit facilities                                8,505       (9,172)
     Proceed from issuance of common stock                  90          295
                                                       -------      -------
          Net cash flows used in financing activities   (6,405)      (8,877)
                                                       -------      -------

Net decrease in cash and cash equivalents               (2,636)       2,229

Cash and cash equivalents at beginning of period         3,187          177
                                                       -------      -------

Cash and cash equivalents at end of period             $   551      $ 2,406
                                                       -------      -------
                                                       -------      -------
Supplemental disclosure of cash flow information:
     Cash paid during the period for :
          Interest                                     $ 5,130      $ 2,406
                                                       -------      -------
                                                       -------      -------

          Income taxes                                 $    --      $    --
                                                       -------      -------
                                                       -------      -------

        See accompanying condensed notes to consolidated financial statements.

                            PERSONAL CARE HOLDINGS, INC.
                                  AND SUBSIDIARIES
                NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   LONG-TERM DEBT

     In November 1997, using borrowings under the Fleet Bank Credit Facilities, the Company repaid the term loan of $15.0 million due to Reckitt & Colman for $13.5 million and recognized an extraordinary gain on early extinguishment of debt of $0.9 million, net of $0.6 million of income tax expense. Concurrent with the repayment of the Term Loan, the Company amended the terms of the Fleet Bank Credit Facilities.

     Long-term debt consists of the following (in thousands):

                                                                                 December 27,
                                                                                    1997
                                                                                  ---------

Fleet Bank Credit Facilities
----------------------------
Revolving credit line of up to $20 million, with interest at LIBOR +1.50%
     (7.1875% at December 27, 1997) interest due quarterly and principal
     and installments through December 31, 2003                                      4,000
Term Loan A - Tranche 1, with interest at LIBOR +1.50%
     (7.34375% at December 27,1997) interest due quarterly and principal
     and installments through December 31, 2003                                     35,204
Term Loan A - Tranche 2, with interest at LIBOR +1.50%
      (7.21875% at December 27, 1997) interest due quarterly and principal
      and installments through December 31, 2003                                     1,204
Term Loan A - Tranche 3, with interest at LIBOR +1.50%
      (7.25000% at December 27, 1997) interest due quarterly and principal
      and installments through December 31, 2003                                        46
Term Loan A - Tranche 4, with interest at LIBOR +1.50%
      (7.21875% at December 27, 1997) interest due quarterly and principal
      and installments through December 31, 2003                                    25,046
                                                                                   -------

                                                                                    65,500
Less current maturities                                                             (5,000)
                                                                                   -------

     Total long-term debt                                                          $60,500
                                                                                   -------
                                                                                   -------



2.   SUBSEQUENT EVENT

     On January 28, 1998, Personal Care Holdings, Inc. Merged with a wholly-owned subsidiary of Playtex Products, Inc. (Playtex) for approximately $91.0 million in cash and 9,257,345 shares of Playtex common stock.